UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 0R 15 (D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) September 15, 2008

Organa Technologies Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or Other Jurisdiction of Incorporation)

333-128191	02-0545879
(Commission File Number)	(IRS Employer Identification No.)

2910 Bush Drive, Melbourne, FL32935	(321) 421-6652
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code

     (Former name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

ITEM 5.02 DEPARTURE OF CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On September 11, 2008, Gina L. Bennett resigned as CEO and Chairman of the Board of Directors.  On that date, with unanimous consent, the Board of Directors appointed J. Jason Dieterle, the General Manager of Davinci Computer Corporation, a subsidiary company was named as the Interim Chief Executive Officer.  In addition, Michael W. Hawkins, the majority shareholder of the Company, was appointed to the Board of Directors and selected as Chairman of the Board.

ITEM 9.01.FINANCIAL STATEMENTS AND EXHIBITS

(a)Financial Statements

Not Applicable.

(b)Pro Forma Financial Information

Not Applicable.

(c)Exhibits:

Not Applicable

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Organa Technologies Group, Inc.

Date: September 15, 2008	By:	/s/
Name J. Jason Dieterle
Title Chief Executive Officer